Exhibit 10.23

                    , 2021

RALLYBIO HOLDINGS, LLC

EQUITY ADJUSTMENT NOTICE

This notice (this “Notice”) describes certain amendments that are being made to the Restricted Share Agreement(s) and/or Contribution and Restricted Share Agreement(s) (each, as amended from time to time, your “Award Agreement(s)”) between you and Rallybio Holdings, LLC (the “LLC”) and to the restricted common units and/or incentive units you hold under such Award Agreement(s) (collectively, your “Award(s)”) in connection with the initial public offering (the “IPO”) of shares of common stock of Rallybio Corporation (“Rallybio”) and the dissolution of the LLC (the “Dissolution”) undertaken pursuant to that certain Plan of Liquidation and Dissolution of Rallybio Holdings, LLC entered into by the LLC on or about July 22, 2021 (the “Plan of Dissolution”) in connection with the IPO. The LLC, its subsidiaries, and Rallybio are collectively referred to in this Notice as the “Company.”

In connection with the Dissolution and the IPO, the LLC will dissolve and distribute all of the common stock of Rallybio (“Rallybio Shares”) to the unitholders of the LLC, all vested and unvested restricted common units and incentive units will be cancelled and Rallybio Shares will be distributed in respect of such cancelled units, and Rallybio Shares are expected to become publicly traded on the Nasdaq Global Market.

You are receiving this Notice because you and/or persons related to you (which we together refer to as “you” or the “Participant”) currently hold restricted common units and/or incentive units issued pursuant to your Award Agreement(s) and the Rallybio Holdings, LLC 2018 Share Plan (as amended from time to time, the “2018 Plan”) that will be cancelled in connection with the Dissolution. The purpose of this Notice is to inform you of certain amendments that are being made to the terms of your Award(s) and that, notwithstanding anything to the contrary in your Award Agreement(s), the 2018 Plan and/or the operating agreement of the LLC (as amended from time to time, the “LLC Agreement”) or any other plan or agreement applicable to you or to which you are a party, will apply to your Award(s) as of and following the effective time of this Notice, as described below.

1. Effective Time; Defined Terms.

a. The adjustments described in this Notice, in their entirety, are effective as of the consummation of the Dissolution (the “Effective Time”) and are to be effected by the Plan of Dissolution. For the avoidance of any doubt, in the event that the Effective Time does not occur or your Award(s) are not outstanding as of immediately prior to the Effective Time, the treatment described herein shall not apply.

b. Capitalized terms used and not defined herein have the respective meanings ascribed to such terms in the 2018 Plan, the LLC Agreement or your Award Agreement(s), in each case, as applicable. To the extent that the restricted common units and/or incentive units under your Award(s) (or any portion thereof) are cancelled and Rallybio Shares are distributed to you in connection with the Dissolution, references in the governing documents to the “Company” shall be construed to refer to (or to also include) Rallybio, and references in the governing documents to the “Board” shall be construed to refer to (or to also include) the board of directors or the compensation committee of the board of directors of Rallybio, in each case, to the extent necessary or appropriate to give effect to such distribution and the transactions described herein, in each case, as determined by Company in its sole discretion. In no event shall the transactions contemplated herein or any restructuring prior to, or in connection with, the IPO, including the cancellation of restricted common units and incentive units of the LLC and distribution of Rallybio Shares in connection with the Dissolution, constitute a “Change of Control” or a “Sale of the Company” for purposes of such restricted common units and/or incentive units or the Rallybio Shares distributed to you.

2. Organizational Transactions. In connection with the Dissolution, restricted common units and/or incentive units in the LLC will be cancelled and Rallybio Shares will be distributed in respect of such cancelled units. If the restricted common units and/or incentive units with respect to which Rallybio Shares are received were unvested at the time of such cancellation and distribution, such Rallybio Shares will be issued in the form of unvested restricted stock under, and subject to the terms of, the Rallybio Corporation 2021 Equity Incentive Plan. Such unvested Rallybio Shares will be subject to the same vesting schedule and transfer restrictions which applied to the unvested restricted common units and/or incentive units to which they relate.

a. Restricted Common Units. If you hold restricted common units, the restricted common units will be cancelled and you will receive restricted Rallybio Shares in accordance with the Plan of Dissolution. Exhibit A sets forth information regarding the number of restricted Rallybio Shares to be distributed to you in respect of restricted common units, if any.

b. Incentive Units. If you hold incentive units, the incentive units will be cancelled and you will receive restricted Rallybio Shares in accordance with the Plan of Dissolution. Exhibit A sets forth information regarding the number of restricted Rallybio Shares to be distributed to you in respect of incentive units, if any.

3. Participant Group. In the event that “you” is construed to refer to a current or former individual employee of, or other service provider to, the Company, and related persons (e.g., permitted transferees of such individual), the individual employee or other service provider shall be responsible for ensuring the compliance of all persons related to such individual with the requirements hereunder and for obtaining from such persons any agreements, consents or other documents that the Company may require to give effect to the provisions set forth herein from time to time. All determinations regarding any allocations of rights and obligations among any such individual and any related persons will be made by the Company in good faith and will be binding on all persons.

4. Required Actions. You must sign (including by Docusign or other electronic means, if required by the Company) and return this Notice to [***] at [***] not later than July 30, 2021. By delivering your executed signature page (or causing it to be delivered, including, if applicable, by electronic means), you will be confirming that: (a) you have reviewed and understand the terms set forth of this Notice and agree to be bound thereby (notwithstanding any applicable local laws regarding the use or enforceability of electronic

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signatures); and (b) you authorize the Company to take all action it deems necessary or appropriate to effectuate the foregoing on behalf of you without further notice to date to effect such terms. If you receive unvested Rallybio Shares in connection with the transactions described in this Notice, you must make a Section 83(b) election not later than thirty (30) days following the Effective Time, substantially in the form attached hereto as Exhibit B, and must promptly provide a copy of such election to the Company.

5. Binding Effect. This Notice constitutes (and serves as your consent to) an amendment to the terms applicable to your Award(s), which (a) will be binding upon the executors, administrators, estates, heirs and legal successors of the Participant; (b) will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws; and (c) if applicable, will be subject to any existing arbitration agreement that you have with the Company. Except as described in this Notice, your Award(s) and any restricted common units and/or incentive units received thereunder will remain subject to their existing terms.

[Remainder of Page Intentionally Left Blank]

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RALLYBIO HOLDINGS, LLC

Name:
Title:

RALLYBIO CORPORATION

Name:
Title:

[Rallybio Holdings, LLC and Rallybio Corporation

Notice of Amended Award Terms Signature Page]

ACKNOWLEDGED AND AGREED BY:

The Participant: On behalf on himself or herself and all related persons

Sign Name:

Print Name:

[Rallybio Holdings, LLC

Notice of Amended Award Terms

Participant Signature Page]

EXHIBIT A

RALLYBIO SHARES

EXHIBIT B

ELECTION PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the taxable year indicated below the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, if any, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

1. The undersigned’s name, address and taxpayer identification (social security) number are:

Name:
Address:
Social Security #:

The undersigned’s spouse’s name, address and taxpayer identification (social security) number are (complete if applicable):

Name:
Address:
Social Security #:

2. The property with respect to which the election is made consists of ___________ unvested restricted shares of common stock (the “Award”) of Rallybio Corporation, a Delaware corporation (the “Company”).

3. The date on which the Award was transferred to the undersigned was __________, 2021 and the taxable year to which this election relates is 2021.

4. The Award is subject to the following restrictions: the unvested portion of the Award will be forfeited if the undersigned ceases to provide services to the Company prior to the vesting date.

5. The fair market value of the Award at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $_______.

6. The amount paid for the Award by the undersigned was $_______.

7. The amount to include in gross income is $0.

The undersigned will file this election with the Internal Revenue Service office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of the transfer of the property. A copy of the election will also be furnished to the Company. The undersigned is the person performing the services in connection with which the property was transferred.

Date:	Participant

Date:	Participant’s Spouse